Deferred gains	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Deferred gains

42 Deferred gains

	2017	2016
At January 1	64	112
Income deferred	1	4
Disposals	-	(31)
Release to income statement	(5)	(6)
Net exchange differences	(2)	(14)
Transfers to disposal groups	(45)	-
At December 31	13	64

Transfers to disposal groups relates to the Aegon Ireland plc. business which is classified as held for sale per year-end 2017 and as a result the deferred gains are no longer included in the 2017 ending balance.